UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	SRCL	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2019, Stericycle, Inc. (the “Company”) announced that Janet H. Zelenka will join the Company on June 1, 2019 to serve as the Company’s Executive Vice President and Chief Financial Officer.

Ms. Zelenka, age 60, most recently served as Senior Vice President and Chief Financial Officer of Essendant Inc. (“Essendant”), a wholesale distributor of office supplies, a position she held from 2017 until Essendant’s acquisition by Sycamore Partners in January 2019.  Ms. Zelenka served as Essendant’s Senior Vice President and Chief Information Officer from 2015 to 2017 and as Senior Vice President, Business Integration and Intelligence from 2014-2015.  Prior to that, she served 11 years with Essendant in various finance and auditing roles.  Prior to Essendant, Ms. Zelenka spent 16 years with SBC/Ameritech in a range of IT, financial, and operational roles.

Ms. Zelenka will participate in the Company’s compensation programs on terms consistent with her position as the Executive Vice President and Chief Financial Officer of the Company.

There are no arrangements or understandings between Ms. Zelenka and any other persons pursuant to which she was appointed as Executive Vice President and Chief Financial Officer and no family relationships among any of the Company’s directors or executive officers and Ms. Zelenka.  Ms. Zelenka has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As previously announced, Daniel V. Ginnetti, the Company’s current Executive Vice President and Chief Financial Officer, will transition to become Executive Vice President of International when Ms. Zelenka joins the Company.

Item 9.01.Financial Statements and Exhibits

(d)	Exhibits
99.1Press Release dated May 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2019	Stericycle, Inc.

By:	/s/ Daniel V. Ginnetti

Daniel V. Ginnetti
Executive Vice President and Chief Financial Officer